Rating agency contacts and phone #’s.
Sharif Mahdavian
Standard & Poor’s Structured Finance
Associate Director
55 Water Street, 40th Floor
New York, New York 10041-0003
Phone: 212-438-2412
Fax:: 212-438-2661
Sharif_Mahdavian@SandP.com <mailto:Sharif_Mahdavian@SandP.com>
Douglas T. Hamilton (Angus)
Asset Finance Group
Moody’s Investors Service
(212) 553-7989
(212) 298-6753 (fax)
Rating agency loss numbers. (do you have them broken down with/without MI ??
S&P-
  w/ MI: 2.11% w/out MI 2.92%
Moody’s-
  w/ MI: 4.50% w/out MI 5.10%
2,005 ($447,802,233) Loans have a silent second behind them.
997 ($59,187,868) of these Loans are in the deal (13.22% of the loans with silent seconds).